Income Taxes - Summary of Income Tax Expense (Benefit) (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Current:
Federal	$ 541	$ 21,321	$ 1,739
State	5,748	9,899	5,073
Foreign	4,298	650	2,193
Income tax expense (benefit), Current	10,587	31,870	9,005
Deferred:
Federal	68,270	51,132	71,439
State	140	(2,574)	614
Foreign	(529)	(526)	(2,685)
Total deferred income tax expense	67,881	48,032	69,368
Total income tax expense	$ 78,468	$ 79,902	$ 78,373